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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated January 30, 2001, included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-36388, No. 333-39286, No. 333-48407, No. 333-48417, No. 333-53860, No. 333-55350, No. 333-58747, No. 333-
77827 and No. 333-94697.



Vienna, Virginia
March 14, 2001